Other Items/ Subsequent Events	6 Months Ended
Jun. 30, 2021
Disclosure of non-adjusting events after reporting period [abstract]
Other Items/ Subsequent Events
24.	OTHER ITEMS/ SUBSEQUENT EVENTS

a.
On July 13, 2021, the company announced that it had closed a secured loan facility provided by K2 HealthVentures (K2HV). Under the terms of the facility, K2HV will provide the Company up to $45 million of secured debt financing. The facility consists of a $20 million initial term loan funded at closing, with the remaining $25 million subject to certain terms and conditions. In connection with the closing of the loan facility, the Company issued a warrant to purchase ordinary shares (the “K2 Warrant”) to K2HV. The number of ordinary shares exercisable under the K2 Warrant equals (i) 2.95% of the aggregate original principal amount of the term loans funded to the Company divided by (ii) the warrant price of $0.5257 per ordinary share (equivalent to $2.6285 per ADS). The K2 Warrant also includes a cashless exercise feature allowing the holder to receive shares underlying the warrant in an amount reduced by the aggregate exercise price that would have been payable upon exercise of the warrant for such shares. The K2 Warrant is exercisable until its expiration on July 12, 2031.

b.
On July 13, 2021, upon closing of the secured loan facility with K2HV, under the terms of the financing, the Company repaid its outstanding loans with CSL Finance Pty Ltd in the amount of $4.2 million, comprising
$4.0
million loan principal and
 $0.2 million accrued interest.